EX.99.906CERT

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Master Trust (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSR for the period ended February 28, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: June 9, 2003

/s/ KARLA M. RABUSCH
Karla M. Rabusch President Wells Fargo Master Trust

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to Wells Fargo Master Trust and will be retained by Wells Fargo Master Trust and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

EX.99.906CERT

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Master Trust (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSR for the period ended February 28, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: June 9, 2003

/s/ DENISE R. LEWIS
Denise R. Lewis Treasurer Wells Fargo Master Trust

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to Wells Fargo Master Trust and will be retained by Wells Fargo Master Trust and furnished to the U.S. Securities and Exchange Commission or its staff upon request.